UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2021

Whole Earth Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 3150
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 8, 2021, Whole Earth Brands, Inc. (“Whole Earth” or the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the closing on February 5, 2021, of its acquisition (the “Transaction”) of WSO Investments, Inc. (the “Target” and together with its subsidiaries “Wholesome”), pursuant to the previously announced stock purchase agreement, dated as of December 17, 2020 (the “Purchase Agreement”), by and among the Company, Wholesome, WSO Holdings, LP (“WSO Partnership”), Edwards Billington and Son, Limited (“EBS”), WSO Holdings, LLC (“WSO LLC,” and together with WSO Partnership and EBS, the “WSO Sellers”), and WSO Partnership, in its capacity as representative for the WSO Sellers. The Target is the direct parent of its wholly-owned subsidiary Wholesome Sweeteners, Incorporated, which was formed to import, market, distribute, and sell organic sugars, unrefined specialty sugars, and related products.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide annual and interim financial statements of Wholesome, and the pro forma financial statements of Whole Earth required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in conjunction with the Initial Report, which provides a more complete description of the Transaction.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of Wholesome as of August 28, 2020 and August 30, 2019 and for the years then ended, and the related notes thereto, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference. The unaudited consolidated financial statements of Wholesome as of November 27, 2020 and August 28, 2020, and for the three-month periods ended November 27, 2020 and November 29, 2019, and the related notes thereto, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Whole Earth, giving effect to the acquisition of Wholesome, as of and for the year ended December 31, 2020, and the related notes thereto, is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP, independent certified public accountants of Wholesome.

99.1	Audited consolidated financial statements of Wholesome as of August 28, 2020 and August 30, 2019 and for the years then ended, and the related notes thereto.

99.2	Unaudited consolidated financial statements of Wholesome as of November 27, 2020 and August 28, 2020, and for the three-month periods ended November 27, 2020 and November 29, 2019, and the related notes thereto.

99.3	Unaudited pro forma condensed combined financial information of Whole Earth, giving effect to the acquisition of Wholesome, as of and for the year ended December 31, 2020 and the related notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whole Earth Brands, Inc.

Dated: March 26, 2021	By:	/s/ Andrew Rusie
	Name:	Andrew Rusie
	Title:	Chief Financial Officer